North Square Oak Ridge Small Cap Growth Fund
TICKER: Class A ORIGX / Class C ORICX / Class K ORIKX / Class I ORIYX
Summary Prospectus
May 17, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website, www.northsquareinvest.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary, such as a broker-dealer or bank, or, if you are a direct investor, by calling the Fund toll-free at 1-855-551-5521.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call the Fund toll-free at 1-855-551-5521 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, Reports to Shareholders and other information about the Fund online at https://northsquareinvest.com/strategies. You may also obtain this information at no cost by calling 1-855-551-5521 or by e-mail at info@northsquareinvest.com. The Fund’s Prospectus and Statement of Additional Information, both dated May 13, 2019, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the North Square Oak Ridge Small Cap Growth Fund (the “Fund”) is to provide capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares” on page 68 of the Prospectus and in “APPENDIX A – Waivers and Discounts Available from Intermediaries” of the Prospectus.

		Class A Shares		Class C Shares		Class I Shares		Class K Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.75%		None		None		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%	[1]	1.00%	[2]	None		None
Redemption fee (as a percentage of amount redeemed)		None		None		None		None
Wire fee		$20		$20		$20		$20
Overnight check delivery fee		$25		$25		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.85%		0.85%		0.85%		0.85%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		None		None
Other expenses		0.38%		0.38%		0.38%		0.14%
Shareholder servicing fee	0.05%		0.01%		0.06%		None
All other expenses	0.33%		0.37%		0.32%		0.14%
Acquired fund fees and expenses		0.03%		0.03%		0.03%		0.03%
Total annual fund operating expenses[3]		1.51%		2.26%		1.26%		1.02%
Fees waived and/or expenses reimbursed		-0.09%		-0.09%		-0.09%		0.00%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[3,4]		1.42%		2.17%		1.17%		1.02%

1.
No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

2.	A CDSC of 1.00% will be charged on Class C Shares purchases that are redeemed in whole or in part within 12 months of purchase.

3.
The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

4.
North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.39%, 2.14%, 1.14% and 0.99% of the average daily net assets of the Fund’s Class A, Class C, Class I, and Class K shares, respectively. This agreement is in effect until May 10, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees. North Square is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending three full years after the date of the waiver, payment or reimbursement. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver for the first two years only). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$711	$1,016	$1,343	$2,266
Class C shares	$320	$689	$1,193	$2,581
Class I shares	$119	$391	$683	$1,515
Class K shares	$104	$325	$563	$1,248

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C shares	$220	$689	$1,193	$2,581

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Predecessor Fund (as that term is defined below) was 39% of the average value of its portfolio.

Principal Investment Strategies
In seeking to achieve the Fund’s investment objective, North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser has selected Oak Ridge Investments, LLC (the “Sub-Adviser”) to serve as the Fund’s investment sub-adviser and allocates the Fund’s assets to the Sub-Adviser. The Adviser retains the ability to manage all or a portion of the Fund’s assets directly.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small capitalization companies. Small capitalization companies are considered to be those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index ($11.9 billion as of May 31, 2018) or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index ($8.7 billion as of May 31, 2018) as measured at the end of the preceding month. The Russell 2000 Index (the “Index”) is comprised of the 2,000 smallest U.S. domiciled, publicly traded stocks that are included in the Russell 3000 Index. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the Fund invests may vary with market conditions. Investments in companies that move above or below the capitalization range of the Index may continue to be held by the Fund in the discretion of the Sub-Adviser. The Fund’s investments will not be confined to securities issued by companies included in the Index. The Fund may at times invest a significant portion of its assets in one sector or a small number of sectors.

The equity securities in which the Fund principally invests are common stocks and depositary receipts, but the Fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (“ETFs”) that invest substantially all of their assets in equity securities, mutual funds (including other funds managed by the Adviser), equity interests in real estate investment trusts (“REITs”), preferred stocks, warrants and rights. The Fund may invest in initial public offerings of equity securities.

The Fund may invest up to 20% of its total assets in equity securities of non-U.S. issuers. The Fund will not invest more than 10% of its total assets in the securities of emerging market issuers. The Fund’s investments in non-U.S. issuers primarily are through investment in mutual funds and American Depositary Receipts (“ADRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

The Sub-Adviser uses a “growth” style of management to seek to identify companies with above average potential for earnings growth.

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

ETF and Mutual Funds Risk. The Fund’s investment in ETFs and mutual funds (including other funds managed by the Adviser), generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. It may also be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. An ETF may also trade at a discount to its net asset value. Investing in ETFs or mutual funds may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund may invest in underlying funds which invest a larger portion of their assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

Growth-Oriented Investment Strategies Risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met, the prices of growth securities typically fall.

IPO Risk. The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser or Sub-Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser or Sub-Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Real Estate Investment Trust (REIT) Risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Investment in REITs is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of May 31, 2018, 23.2% of the Fund’s assets were invested in the health care sector. Performance of companies in the health care sector may be affected by, among other things, government regulation, industry innovation, and extensive litigation based on product liability and similar claims. In addition, as of May 31, 2018, 18.9% of the Fund’s assets were invested in the information technology sector. Performance of companies in the information technology sector may be adversely impacted by many factors, including, among others, intense competition, consumer preferences, problems with product compatibility and government regulation.

Small Cap Company Risk. The securities of small capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Warrants and Rights Risk. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities and are highly volatile and speculative investments. If a warrant or right expires without being exercised, the Fund will lose any amount paid for the warrant or right.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I shares from year to year and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of two broad-based market indexes. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www. northsquareinvest.com, or by calling the Fund at 1-855-551-5521.

The Fund has adopted the historical performance of the Oak Ridge Small Cap Growth Fund, a former series of Investment Managers Series Trust (the “Predecessor Fund”), as a result of a reorganization consummated after the close of business on May 10, 2019, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The performance information presented below for periods prior to the close of business on May 10, 2019 reflects the performance of the Predecessor Fund. At the time of the reorganization, the Fund and the Predecessor Fund had substantially identical investment strategies. Prior to the reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

The performance information presented below for periods prior to October 17, 2014 is based on the performance of the Pioneer Oak Ridge Small Cap Growth Fund (the “Prior Predecessor Fund”), which was acquired as the result of a reorganization between the Predecessor Fund and Prior Predecessor Fund. At the time of the reorganization, the Predecessor Fund and the Prior Predecessor Fund had substantially identical investment strategies.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Calendar-Year Total Return (before taxes) for Class I Shares
For each calendar year at NAV
The year-to-date return as of March 31, 2019 was 15.29%.

Class I
Highest Calendar Quarter Return at NAV (non-annualized)	17.51%	Quarter ended 12/31/2010
Lowest Calendar Quarter Return at NAV (non-annualized)	-18.49%	Quarter ended 9/30/2011

Average Annual Total Returns (for periods ended December 31, 2018)*	1 Year	5 Years	10 Years	Since Inception	Inception Date/From
Class I - Return Before Taxes	-6.39%	2.69%	11.31%	9.47%	12/29/09
Class I - Return After Taxes on Distributions	-9.66%	-1.90%	8.53%	7.79%	12/29/09
Class I - Return After Taxes on Distributions and Sale of Fund Shares	-1.18%	2.12%	9.44%	8.06%	12/29/09
Class A - Return Before Taxes	-6.61%	2.37%	10.98%	9.34%	1/3/94
Class C - Return Before Taxes	-7.29%	1.60%	10.11%	6.95%	3/1/97
Class K - Return Before Taxes	-6.30%	2.82%	11.28%	9.46%	12/20/12
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	-9.31%	5.13%	13.52%	6.99%	1/3/94
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	-11.01%	4.41%	11.97%	8.32%	1/3/94

*
The Prior Predecessor Fund acquired the assets and liabilities of another fund on February 13, 2004. Performance results shown for the period prior to February 13, 2004, reflect the performance of the prior fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I shares.

Investment Adviser and Sub-Adviser
North Square Investments, LLC is the Fund’s investment adviser. Oak Ridge Investments, LLC is the Fund’s investment sub-adviser.

Portfolio Managers
The Sub-Adviser’s portfolio management team is comprised of David M. Klaskin, Chief Executive Officer and Chief Investment Officer of the Sub-Adviser, and Robert G. McVicker, Executive Vice President and Senior Portfolio Manager of the Sub-Adviser. Messrs. Klaskin and McVicker are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and have been since the Prior Predecessor Fund’s inception in 1994.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A and C Shares
All Accounts	$1,000	$100
Class I and K Shares
All Accounts	$1,000,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.